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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (date of earliest event reported): April 21, 2004







                              WESTBANK CORPORATION



     Massachusetts                  0-12784                    04-2830731
----------------------       ----------------------      ----------------------
State of Incorporation       Commission File Number      IRS Employer ID Number



             225 Park Avenue, West Springfield, Massachusetts 01089
                     Address of Principal Executive Offices



                                 (413) 747-1400
                          -----------------------------
                          Registrant's Telephone Number


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

          The press release and attached financials dated April 21, 2004 included herein as Exhibit 99.1.










                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     Westbank Corporation



                                     By  /s/ John M. Lilly
                                         ----------------------------
                                         John M. Lilly
                                         Treasurer and Chief Financial Officer



Date: April 23, 2004